UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

New York Tax-Free Money Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Tax-free municipal securities produced strong gains in the six-month period ended August 31, 2008, rebounding sharply from deeply oversold levels at the end of February. Investors favored higher-quality and shorter-term issues due to lingering concerns about liquidity in some segments of the fixed-income market. The Federal Reserve reduced short-term interest rates through the end of April to ease the effects of the credit crunch on the economy, but rising inflation pressures have discouraged additional rate cuts since that time. The T. Rowe Price New York Tax-Free Money Fund and the T. Rowe Price New York Tax-Free Bond Fund generated solid returns that outpaced their respective benchmarks.

HIGHLIGHTS

• Tax-free municipal securities produced strong gains in the past six months.

• The New York Tax-Free Money and Bond Funds outpaced their respective Lipper benchmarks for the six-month period ended August 31, 2008.

• Valuations remained attractive, especially for longer-term securities.

• In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer compelling values relative to taxable bonds, particularly for investors in the highest tax brackets.

MARKET ENVIRONMENT

Helped by brisk export activity and federal tax rebate checks, the economy grew at a surprisingly strong annualized rate of 3.3% in the second quarter. However, economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs.

As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity—such as helping JPMorgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. The central bank also reduced the Fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April 2008 from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates due to rising inflation.

As shown in the graph below, yields of high-quality New York municipal securities with various maturities declined materially in the last six months. This reflects increased investor interest in tax-free securities following February’s sharp sell-off stemming from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Fed rate cuts are unlikely.

Performance of municipal bonds improved in the last six months, but tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. Since the mid-1980s, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

Based on current valuations, our belief is that the municipal bond market remains a high-quality market. Given the growing likelihood that federal tax rates will rise in the next few years, we believe that investors seeking tax-free income and who are willing to accept the potential for more volatility—as the credit crunch continues to ripple through the market—should consider taking advantage of what still appears to be a good buying opportunity for municipals.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $294 billion through the end of August, according to The Bond Buyer. New issue supply has been lifted by issuers refinancing their auction-rate securities to avoid paying punitive penalty rates of interest when auctions fail. With state economies and revenue growth weakening—though current conditions are not as bad as they were in previous recessions—new issuance is likely to surpass the $400 billion mark again for the full year.

Demand for municipals has been reasonable, though not robust. Alternative buyers of municipals—such as hedge funds and foreign investors—have decreased their presence in the market, and broker-dealers remain hesitant to add tax-free bonds to their inventories. Individual investors have shown some interest in taking advantage of attractive tax-free yields, but their ability to absorb heavy new municipal issuance is limited. Given the continuing credit market stress, shorter-term and higher-quality municipal securities have had greater appeal than long-term and lower-quality issues.

The monoline insurers’ well-publicized and ongoing financial problems have had a material effect on the municipal market’s quality composition. In aggregate, the overall credit quality of the market remains high, but the actual allocation of the highest-rated bonds has trended lower. Many bonds that were once rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance.

NEW YORK MARKET NEWS

New York’s government, which derives about 20% of its revenues from Wall Street, remains vulnerable to the financial sector’s weakness and turmoil. Although New York’s financial profile has begun to deteriorate, the state’s rating remains unchanged. The state’s general obligation debt has been affirmed at Aa3 by Moody’s Investors Service, AA by Standard & Poor’s (S&P), and AA- by Fitch Ratings. While Moody’s and S&P maintain stable outlooks, Fitch carries a positive outlook, first assigned in May 2007, which indicates an upgrade is still possible.

On an unaudited cash basis, New York ended fiscal year 2008 with a balanced budget but required tapping reserves for $279 million. The state enacted a fiscal 2009 budget of $121.7 billion in early April. In the first quarterly update, the state revised its revenue estimates downward, resulting in a $630 million gap in the current year. Governor David Paterson responded to these shortfalls by ordering immediate cuts in agency spending and calling for a special legislative session. During August, the governor announced an agreement with the legislature to pass a two-year savings plan totaling more than $1 billion. Nevertheless, New York still faces significant budget shortfalls over the next few years.

New York’s debt burden remains high when compared with other states. New York has $53.3 billion of net tax-supported debt outstanding and ranks fifth-highest among the states for both debt-per-capita ($2,762) and debt as a percentage of personal income (6.3%), according to Moody’s Investors Service. The majority of New York’s debt is appropriation backed, which means that debt service payments must be appropriated annually, but the state legislature has no legal obligation to continue to make such appropriations.

New York City is also experiencing the effects of the national economic slowdown and is vulnerable to a downturn in the financial services sector. Property taxes are the city’s largest revenue source, and the practice of phasing in property tax assessments over five years should help smooth the revenue impact of the real estate slump. Audited results for fiscal year 2008 are not yet available, but the city estimates that it ended the year with a surplus of approximately $4.6 billion, which will be rolled forward to help balance the budget for the next three fiscal years. The fiscal 2009 budget totals $59.2 billion, and like the state, the city faces substantial future budget gaps. Agency ratings for New York City have been affirmed at Aa3 from Moody’s, AA from S&P, and AA- from Fitch, all with stable outlooks.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund

Your fund returned 0.78% for the six months ended August 31, 2008, outperforming its Lipper benchmark.

Since our last update six months ago, the aftershocks of the now yearlong credit crisis continued to buffet and transform the municipal money market. The virtual collapse of the monoline insurers as viable money market guarantors made a large amount of outstanding municipal debt inappropriate for money fund investment. As a result, investors quickly purged their portfolios of any debt carrying a “tainted” insurer. In addition, Wall Street’s losses and the resulting liquidity constraints have caused a sharp cutback in sponsorship for the tender option bond trade, which previously had been a significant source of variable rate supply. Finally, the meltdown of the auction-rate market and its slow workout has introduced another uncertain variable into the overall money market equation.

These changes, coming in such rapid fashion, along with further Fed rate cuts and ongoing liquidity and credit concerns, have introduced a degree of rate volatility into the municipal money market not seen in many, many years. Yields on variable rate debt experienced the most volatility. In the last six months, we saw a range from a low of 1.37% to a high of 3.70%. Other parts of the yield curve moved in similar fashion: 90-day commercial paper yields ranged from a low of 1.30% to a high of 2.35%, while one-year note yields moved from a low of 1.54% to 2.28%. We ended the period with most rates toward the low end of their six-month ranges. Relative to comparable taxable investments, our yield curve is offering lower-than-expected rates because investors continue to show a strong preference for safety and have boosted demand for uninsured investments.

Our strategy over the past six months was decidedly defensive. Given the extreme volatility of the market, a rapidly moving credit environment, and the supply dislocations affecting yields across our curve, we felt an overweight position in variable-rate demand notes provided the best investment opportunity. Despite the defensive nature of our strategy, it proved to offer the best yields to investors. Yields on seven-day variable-rate demand notes averaged 2.11% for the six-month period and ended the period as the highest yielding portion of our curve at 1.80%. Currently, about 80% of the portfolio is invested in seven-day variable-rate demand notes. This has resulted in the weighted average maturity of the fund moving significantly shorter—to 16 days at the end of the period.

New York Tax-Free Bond Fund

We are pleased to report that the fund returned 4.90% and outperformed the 4.60% Lipper peer group return for the six-month period ended August 31, 2008.

The fund’s long-term record relative to its competitors remains generally favorable. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 21 out of 98, 13 out of 93, 24 out of 92, and 11 out of 68 New York state municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2008, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.

Credit markets continued to be bumpy, and, from a historical perspective, municipals remained cheap. The downgrades of the monoline insurers’ AAA ratings, a projected record amount of new issuance, and the collapse of the auction-rate securities market have caused what we believe to be a temporary shift in the market environment.

The fund, as well as the entire municipal market, experienced a significant change in quality diversification after the monoline insurers’ multiple downgrades and the loss of their AAA ratings. In the six-month period, the fund’s holdings of AAA securities declined to 17% from 37% of the portfolio. Most of our insured holdings shifted into the A and AA rated sector. While the quality of these insurers has declined, the recent downgrades do not necessarily reflect deterioration in the credit quality of the underlying issuers of our holdings. Moody’s Investors Service is in the process of recalibrating its municipal bond ratings scale to more closely align with its global scale, a move that should lead to upward rating revisions for most municipal sectors over the next six months. Moody’s expects to complete this recalibration by early 2009. Notwithstanding these changes at Moody’s, T. Rowe Price continues to evaluate independently the credit quality of the underlying borrowers.

The fund’s duration—a measure of its sensitivity to changes in interest rates—declined to 5.8 years from 7.6 years six months ago, a reflection of the rising bond prices since the end of February. The fund’s duration posture in the prior period was short of its benchmark and, as a result, slightly defensive. As we put cash to work this period, we shifted closer to a neutral position, but we remain slightly short. We purchased bonds with longer maturities, and the fund’s weighted average maturity rose to 15.2 years from 14.4 years six months ago.

As in the prior period, we remained vigilant when undertaking loss swaps—which involves selling a bond at a loss and simultaneously reinvesting proceeds in a new higher-coupon bond with more income to distribute. The losses are valuable to the fund since we can carry them forward for a number of years to offset any recognized gains that would otherwise be distributed. Trade activity was elevated due to swapping as well as solid fund inflows.

The dramatic underperformance of long bonds in February set the stage for the rebound witnessed during the past six months. Bonds maturing in 15 years and longer significantly outperformed the front end. Yet from a year-to-date perspective, returns for the long end have lagged their shorter counterparts. As a result, our new investments were weighted 20 years and longer, where we believe value remains relative to Treasuries. Fund holdings that performed best for the period were high-quality, long-duration bonds and, especially, zero-coupon and noncallable bonds. State-appropriated and local general obligation bonds were solid contributors to performance, as were holdings in the higher education sector. Holdings in the industrial development, pollution control, and housing sectors were a drag on performance.

There were slight shifts in the fund’s sector diversification. Prerefunded bonds, which tend to have shorter maturities, declined in our concerted shift toward lengthening duration and adding exposure to the long end. We added exposure to both the dedicated tax revenue and educational revenue sectors, where new issues such as Columbia University came to market.

While municipals have recovered from earlier distressed levels, market technicals have caused them to remain cheap on a relative basis. It is unclear how long the stresses we discussed earlier will persist, but from a longer-term perspective, tax-exempt securities remain a compelling investment.

OUTLOOK

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer very compelling values relative to taxable bonds, in our view—particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain very attractive.

At present, the Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and employment is decreasing. However, if inflation continues to climb, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

T. Rowe Price’s municipal bond portfolio managers and credit analysts continue to monitor the municipal market very carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off. As always, we will rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 19, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every seven, 25, or 35 days through an auction process.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the Fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Structured investment vehicle (SIV): A fund that attempts to profit from the difference in short- and long-term yields by issuing short-term securities and using the proceeds to invest in higher-yielding long-term issues.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.3%		
NEW YORK 97.3%		
Albany City IDA, Medical Center Hosp., VRDN, 1.81%, 5/1/27	960	960
Albany City IDA, Medical Center Hosp., VRDN, 1.82%, 5/1/35	1,720	1,720
Austin Trust Receipts (Bank of America), Museum of Modern Art VRDN, 1.81%, 4/1/28	2,905	2,905
Austin Trust Receipts (Bank of America), New York City Municipal Water Fin. Auth, VRDN, 1.81%, 6/15/30	2,000	2,000
Austin Trust Receipts (Bank of America), Triborough Bridge & Tunnel Auth., VRDN, 1.81%, 11/15/33	3,000	3,000
Dormitory Auth. of the State of New York, Barnard College VRDN, 1.78%, 7/1/37	1,000	1,000
Dormitory Auth. of the State of New York, Catholic Health VRDN, 1.81%, 7/1/25	1,700	1,700
Dormitory Auth. of the State of New York, College of New Rochelle, VRDN, 1.78%, 6/1/38	4,000	4,000
Dormitory Auth. of the State of New York, Columbia Univ. TECP, 1.70%, 9/9/08	1,800	1,800
Dormitory Auth. of the State of New York, Columbia Univ. VRDN, 1.78%, 7/1/38	1,200	1,200
Dormitory Auth. of the State of New York, Columbia Univ. VRDN, 1.78%, 7/1/38	1,700	1,700
Dormitory Auth. of the State of New York, Cornell Univ. VRDN, 1.60%, 7/1/30	2,115	2,115
Dormitory Auth. of the State of New York, Culinary Institute VRDN, 1.78%, 7/1/33	1,000	1,000
Dormitory Auth. of the State of New York, Fordham Univ. VRDN, 1.55%, 7/1/32	2,000	2,000
Dormitory Auth. of the State of New York, Ithaca College VRDN, 1.78%, 7/1/38	1,000	1,000
Dormitory Auth. of the State of New York, Personal Income Tax 4.00%, 3/15/09	400	404
Dormitory Auth. of the State of New York, Personal Income Tax VRDN, 1.77%, 3/15/26	2,010	2,010
Dormitory Auth. of the State of New York, Saint Lawrence Univ. VRDN, 1.72%, 7/1/38	3,000	3,000

Long Island Power Auth., VRDN, 1.85%, 12/1/29 (1)	725	725
Long Island Power Auth., VRDN, 1.90%, 12/1/29 (1)	1,000	1,000
Merrill Lynch, New York City Municipal Water Fin. Auth. VRDN, 1.83%, 6/15/39	750	750
Metropolitan Transportation Auth., VRDN, 1.68%, 11/1/35	1,400	1,400
Metropolitan Transportation Auth., VRDN, 2.34%, 11/15/11 (1)	3,235	3,235
Nassau County Interim Fin. Auth., Sales Tax 4.00%, 11/15/08 (2)	2,000	2,003
Nassau County Interim Fin. Auth., Sales Tax VRDN, 1.71%, 11/15/19	2,200	2,200
Nassau County Interim Fin. Auth., Sales Tax VRDN, 1.75%, 11/15/22 (1)	915	915
New York City, GO, VRDN, 1.67%, 8/1/20	500	500
New York City, GO, VRDN, 1.68%, 3/1/34	835	835
New York City, GO, VRDN, 1.76%, 3/1/34	1,310	1,310
New York City, GO, VRDN, 2.30%, 8/1/25	700	700
New York City Capital Resource Corp., Maimonides Medical Center, VRDN, 1.83%, 1/1/26	3,457	3,457
New York City Housing Dev. Corp., Multi-Family, 90 West Street VRDN, 1.75%, 3/15/36	300	300
New York City Housing Dev. Corp., Multi-Family, Carnegie Park VRDN, 1.85%, 11/15/19	1,600	1,600
New York City Housing Dev. Corp., Multi-Family, Monterey VRDN, 1.90%, 11/15/19	5,860	5,860
New York City Housing Dev. Corp., Multi-Family, Queenswood Apartments, VRDN, 1.85%, 4/1/31	3,165	3,165
New York City IDA, American Society for Technion VRDN, 1.68%, 10/1/33	2,010	2,010
New York City IDA, New York Stock Exchange VRDN, 1.83%, 5/1/33	1,365	1,365
New York City Municipal Water Fin. Auth. VRDN, 1.87%, 6/15/27 (3)	7,700	7,700
New York City Municipal Water Fin. Auth. VRDN, 1.92%, 6/15/36 (1)	1,000	1,000

New York City Municipal Water Fin. Auth. VRDN, 2.34%, 6/15/12 (2)	1,300	1,300
New York City Transitional Fin. Auth., 5.00%, 11/1/08 (4)	200	201
New York City Transitional Fin. Auth., VRDN, 1.92%, 11/1/21	4,000	4,000
New York City Transitional Fin. Auth., Future Tax 5.00%, 2/1/09 (4)	380	383
New York City Transitional Fin. Auth., Future Tax 5.50%, 2/15/09 (4)	1,000	1,015
New York City Transitional Fin. Auth., Future Tax VRDN, 1.92%, 11/1/24	3,300	3,300
New York City Trust Cultural Resources, Alvin Ailey Dance Foundation, VRDN, 1.68%, 7/1/33	595	595
New York City Trust Cultural Resources, Metropolitan Museum of Art, VRDN, 1.60%, 10/1/36	1,000	1,000
New York State Energy Research & Dev., Consolidated Edison VRDN, 1.80%, 5/1/39	400	400
New York State Environmental Fac. Corp., 4.75%, 10/15/08	300	301
New York State Housing Fin. Agency, VRDN, 1.75%, 3/15/27	2,700	2,700
New York State Housing Fin. Agency, River Terrace Assoc. VRDN, 1.75%, 5/15/34	3,400	3,400
New York State Housing Fin. Agency, Service Contract B VRDN, 1.75%, 3/15/26	1,300	1,300
New York State Housing Fin. Agency, Service Contract C VRDN, 1.78%, 3/15/26	3,300	3,300
New York State Local Gov't. Assistance Corp., 3.10%, 4/1/09	500	503
New York State Local Gov't. Assistance Corp., 5.00%, 4/1/09	185	188
New York State Mortgage Agency, Single Family 5.40%, 10/1/08	500	501
New York State Mortgage Agency, Single Family VRDN, 1.80%, 4/1/47	3,000	3,000
New York State Power Auth., 4.00%, 11/15/08	250	251
New York State Power Auth., 4.00%, 11/15/08	2,410	2,413
New York State Power Auth., 5.00%, 11/15/08	500	502

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2008, all of the fund’s investments were classified as Level 2.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

At August 31, 2008, the cost of investments for federal income tax purposes was $151,027,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $24,000 were waived during the six months ended August 31, 2008. Including these amounts, management fees waived in the amount of $140,000 remain subject to repayment at August 31, 2008.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $29,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any applicable fee waivers or expenses paid by the Manager or reimbursements by the fund) was at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008